UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 9, 2011

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As disclosed in more detail in Item 2.01 below, on November 9, 2011, Timberline Resources Corporation (the “Registrant”) completed the sale of its wholly-owned subsidiary, Timberline Drilling, Incorporated (“TDI”) to TDI Holdings, Inc. (“Buyer”) pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated October 25, 2011, by and among the Registrant, TDI, and Buyer (the “Transaction”).  A copy of the Purchase Agreement is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on October 31, 2011.

Drilling Services Agreement

In connection with the closing of the Transaction, the Registrant and TDI entered into a Drilling Services and Related Payment Obligations Agreement (the “Drilling Services Agreement”), dated November 9, 2011 (the “Effective Date”), pursuant to which TDI agreed to provide discounted drilling services to the Registrant in the aggregate amount of $1,100,000 as partial consideration for the sale of TDI by the Registrant to Buyer.  Amongst other provisions, the Drilling Services Agreement provides that (i) if, by the second anniversary of the Effective Date, the total amount of discounted drilling services and other payments (“DSA Payments”) received by the Registrant under the Drilling Services Agreement is less than $440,000, TDI shall pay the Registrant the difference between $440,000 and the sum of all DSA Payments received, (ii) if, by the third anniversary of the Effective Date, the total amount of DSA Payments received by the Registrant under the Drilling Services Agreement is less than $660,000, TDI shall pay the Registrant the difference between $660,000 and the sum of all DSA Payments received, (iii) if, by the fourth anniversary of the Effective Date, the total amount of DSA Payments received by the Registrant under the Drilling Services Agreement is less than $880,000, TDI shall pay the Registrant the difference between $880,000 and the sum of all DSA Payments received, and (iv) if, by the fifth anniversary of the Effective Date, the total amount of DSA Payments received by the Registrant under the Drilling Services Agreement is less than $1,100,000, TDI shall pay the Registrant the difference between $1,100,000 and the sum of all DSA Payments received.

The foregoing description of the Drilling Services Agreement is qualified in its entirety by reference to the full text of the Drilling Services Agreement, a copy of which was included as Exhibit “D” to the Purchase Agreement filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on October 31, 2011, which copy of the Drilling Services Agreement is hereby incorporated by reference into this Current Report on Form 8-K.  (Note that parts of the form of Drilling Services Agreement included as Exhibit “D” to the Purchase Agreement were redacted pursuant to a Confidential Treatment Request filed with the SEC on October 31, 2011).

Subordination Agreement

In connection with the closing of the Transaction and as a condition precedent to Wells Fargo Bank, National Association (“Lender”) lending Buyer the cash necessary for Buyer to complete its obligations under the Purchase Agreement (the “Senior Debt”), Lender requested that the Registrant subordinate certain debt owing to it from Buyer to the Senior Debt.  On November, 9, 2011, the Registrant and Lender entered into a Subordination Agreement (the “Subordination Agreement”) pursuant to which the Registrant subordinated all debt now or hereafter owing to it from Buyer, with the exception of certain permitted payments, to the Senior Debt for so long as Buyer is indebted to Lender.  Under the Subordination Agreement, Buyer is permitted to make to the Registrant (i) all scheduled payments of principal and interest on that certain promissory note, dated November 9, 2011, executed by Buyer and delivered to the Registrant at the closing of the Transaction in the principal amount of $1,350,000, (ii) all payments contemplated under the Drilling Services Agreement, and (iii) payment following the closing of the Transaction of any excess working capital owed by Buyer to the Registrant under the Purchase Agreement.

The foregoing description of the Subordination Agreement is qualified in its entirety by reference to the full text of the Subordination Agreement, a copy of which is attached hereto as Exhibit 10.1 and hereby incorporated by reference into this Current Report on Form 8-K.

Item 2.01  Completion of Disposition of Assets

On November 9, 2011, the Registrant completed the sale of TDI to Buyer pursuant to the terms of the Purchase Agreement in order to focus on its core business of gold exploration, development, and production.  Buyer is a private Idaho corporation controlled by certain members of the current senior management team of TDI and consequently the execution of the Purchase Agreement and completion of the Transaction was subject to the prior approval of the Registrant’s board of directors and audit committee.

TDI provides core drilling services to mining and mineral exploration companies, primarily in the western United States.  TDI provides both surface and underground drilling services in the United States but specializes primarily in the provision of underground drilling services in support of active mining operations and advanced exploration projects.  Excluding revenue generated by drilling for the Registrant in Nevada and Montana, TDI generated total revenue for the Registrant of more than $20.7 million during the fiscal year ended September 30, 2010 and approximately $21.8 million during the nine-month period ended June 30, 2011.  Following the sale of TDI and until the Registrant’s exploration and development properties achieve commercial production, the Registrant will have no sources of revenue.

Total consideration to be received by the Registrant for the sale of TDI to Buyer equals approximately $14.5 million consisting of (i) a cash payment in the amount of $8,000,000, (ii) a promissory note in the principal amount of $1,350,000, (iii) discounted drilling services under the Drilling Services Agreement in the amount of $1,100,000, and (iv) the assumption of certain liabilities of TDI in the approximate amount of $1,000,000, which amount of total consideration is subject to adjustment following the closing of the Transaction on the terms set forth in the Purchase Agreement based upon the working capital of TDI as of the closing date of the Transaction.  The Registrant intends to use the proceeds from the sale of TDI to further the advancement its exploration and development properties and to become debt-free by re-paying a $5 million convertible debt obligation.

Item 7.01  Regulation FD Disclosure.

On November 15, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the completion of the sale of TDI to Buyer.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
10.1

Drilling Services Agreement, dated November 9, 2011 (Previously filed with the SEC as Exhibit “D” to the Purchase Agreement filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on October 31, 2011.  Note that parts of the form of Drilling Services Agreement included as Exhibit “D” to the Purchase Agreement were redacted pursuant to a Confidential Treatment Request filed with the SEC on October 31, 2011)

10.2	Subordination Agreement, dated November 9, 2011
99.1	Press Release, dated November 15, 2011*

*Exhibit 99.1 relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: November 15, 2011	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

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